                                                                    Exhibit 10.7



                             STOCK OPTION AGREEMENT*
                             -----------------------


         THIS STOCK OPTION AGREEMENT, entered into as of this ___ day of ________, 19___, by and between RPM, Inc., an Ohio corporation (the "Company"), and _________________ (the "Optionee").

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Board of Directors of the Company has designated the Compensation Committee of the Board of Directors (the "Committee") to serve as the Committee to administer the RPM, Inc. 1996 Key Employees Stock Option Plan (the "Plan"); and

         WHEREAS, the Committee has determined that the Optionee, as a Key Employee, should be granted a stock option under the Plan upon the terms and conditions set forth in this Agreement, and for the number of Common Shares, without par value (the "Shares"), of the Company set forth hereinafter;

         NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

         1. DEFINITIONS. Capitalized terms shall have the meanings set forth in the Plan (as defined below) unless otherwise specifically set forth below or elsewhere herein:

                  (a)      The word "Agreement" shall mean this instrument.

                  (b) The word "Code" shall mean the United States Internal Revenue Code of 1986, as amended, or successor provisions of future United States revenue laws (Title 26 of the United States Code).

                  (c) The words "Incentive Stock Option" shall mean any Option which qualifies as an Incentive Stock Option under terms of Section 422 of the Code.

-------------


* PARAGRAPH 5 OF THIS AGREEMENT CONTAINS INFORMATION REGARDING THE EXERCISE PERIOD FOR INCENTIVE STOCK OPTION GRANTS UPON CESSATION OF EMPLOYMENT WITH THE COMPANY BY REASON OF NORMAL RETIREMENT (AS DEFINED HEREIN). FAILURE TO COMPLY WITH THE EXERCISE PERIOD LIMITATION DESCRIBED THEREIN WILL HAVE THE EFFECT OF DISQUALIFYING ANY SUCH OPTION AS AN INCENTIVE STOCK OPTION.

                  (d) The word "Option" shall mean the right and option of the Optionee to purchase Shares pursuant to the terms of this Agreement.

                  (e) The words "Option Price" shall mean the price at which Shares may be acquired upon the exercise of any Option.

                  (f) The words "Personal Representative" shall mean, following the Optionee's death, such person or persons who shall have acquired, by Will or by the laws of descent and distribution, the right to exercise any Option.

                  (g) The word "Plan" shall mean the RPM, Inc. 1996 Key Employees Stock Option Plan, as amended from time to time, and in effect on the date of this Agreement (a copy of which is attached as Exhibit A).

         2. GRANT OF OPTION. Effective as of the date of this Agreement, the Company grants to the Optionee, upon the terms and conditions set forth hereinafter, the right and option to purchase all or any number of an aggregate of _____________ (______) Shares. The number of Shares subject to an Incentive Stock Option, the number of Shares subject to a non-qualified stock option, and the respective Option Prices are as set forth below:

                  (a) _____________ (_____) Shares shall be subject to an Incentive Stock Option at an Option Price of $_____ per share; and

                  (b) _____________ (_____) Shares shall be subject to a non-qualified stock option at an Option Price of $____ per Share.

         3. TERM OF OPTION. The term of the Option shall be for a period of ten
(10) years from the date hereof, and the Option shall expire at the close of regular business hours at the Company's principal office in Medina, Ohio, on the last day of the term of the Option, or, if earlier, on the applicable expiration date provided for in Sections 5 and 6 hereof.

         4. EXERCISE DATES. Except as provided in Sections 5, 6 and 8 hereof, the Option shall not be exercisable to any extent until one (1) year from the date hereof. The Optionee shall be entitled to exercise the Option with respect to the number of Shares indicated below on or after the date indicated opposite such number below:

(a)
                     Number of Shares
                           as to
                      Which Incentive                         Date as of
                     Stock Option May                        Which Option
                      Be Exercised                         May Be Exercised
                      ------------                         ----------------





(b)                  Number of Shares
                        as to Which
                       Non-Qualified                          Date as of
                     Stock Option May                        Which Option
                       Be Exercised                        May Be Exercised
                       ------------                        ----------------





To the extent that the Option becomes exercisable with respect to any Shares, as provided above, the Option may thereafter be exercised by the Optionee either as to all or any number of such Shares at any time or from time to time prior to the expiration of the Option pursuant to Section 3 hereof. Except as provided in Sections 5 and 6 hereof, the Option may not be exercised at any time unless the Optionee shall be an employee at such time.

         5. TERMINATION OF EMPLOYMENT, ETC. So long as the Optionee shall continue to be an employee of the Company or one of its subsidiaries, the Option shall not be affected by (a) any temporary leave of absence approved in writing by the Company or one of its subsidiaries, or (b) any change of duties or position (including transfer to or from a subsidiary). If the Optionee ceases to be an employee of the Company or one of its subsidiaries for any reason other than death or Normal Retirement (as defined below), the Option may be exercised only to the extent of the purchase rights, if any, which had accrued as of the date of such cessation pursuant to Section 4 hereof and which have not theretofore been exercised; provided, however, that upon written request to the Committee it may in its absolute discretion determine (but shall not be under any obligation to determine) that such accrued purchase rights shall be deemed to include additional Shares covered by the Option. Upon any such cessation of employment by reason of discharge, such accrued purchase rights shall in any event terminate upon the earlier of the date thirty (30) days from the date of such cessation of employment or the last day of the term of the Option. Upon any such cessation of employment by reason of a voluntary quit, such accrued purchase rights shall terminate on the date of such cessation of employment. Upon any such cessation of employment by reason of the voluntary retirement of an employee who is at least 55 years of age and who has completed at least five consecutive years of service with the Company and/or its subsidiaries ("Normal Retirement"), the Optionee shall have the immediate right and option (notwithstanding the provisions of Section 4 hereof) to exercise the Option with respect to all of the Shares covered by the Option. Upon any such "Normal Retirement," the purchase rights shall terminate upon the earlier of three (3) years from the date of such cessation of employment or the last day of the term of the Option; provided, however, that, IN THE CASE OF AN INCENTIVE STOCK OPTION, THE OPTION MUST BE EXERCISED IN FULL WITHIN THREE (3) MONTHS AFTER CESSATION OF EMPLOYMENT OR SUCH OPTION WILL NO LONGER QUALIFY AS AN INCENTIVE STOCK OPTION AND SHALL THEREAFTER BE, AND RECEIVE THE TAX TREATMENT APPLICABLE TO, A NON-QUALIFIED STOCK OPTION. In no event shall any employee who is terminated by the Company, with or without cause, qualify for the "Normal Retirement" provisions described in this Section 5. Nothing contained in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries, or to limit or interfere in any way with the right of the Company or any such subsidiary to terminate his or her employment at any time, with or without cause.

         6. DEATH OF OPTIONEE. If the Optionee dies while an employee or within thirty (30) days of the Optionee's having ceased to be an employee by reason of discharge, the Optionee's Personal Representative shall have the immediate right and option (notwithstanding the provisions of Section 4 hereof) to exercise the Option with respect to all Shares covered by the Option. Such purchase rights shall in any event terminate upon the earlier of the date one (1) year from the date of the Optionee's cessation of employment by reason of discharge or death or the last day of the term of the Option

         7. LIMITATIONS ON EXERCISE OF INCENTIVE STOCK OPTION Notwithstanding the foregoing, any Incentive Stock Option granted pursuant to this Agreement is exercisable only to the extent that the aggregate fair market value (determined at the time such Incentive Stock Option is granted) of the shares with respect to which such Incentive Stock Options first become exercisable during any calendar year does not exceed $100,000 (the "$100,000 Exercise Limitation"); provided, however, that (a) if the aggregate fair market value of the shares with respect to which such Incentive Stock Options first became exercisable exceeds the $100,000 Exercise Limitation as a result of the accelerated vesting of the Option pursuant to Sections 5 or 6 hereof, the maximum number of whole shares with an aggregate fair market value not in excess of $100,000 shall be treated as shares issued pursuant to an Incentive Stock Option and the remaining aggregate fair market value in excess of such amount shall be treated as shares issued pursuant to a non-qualified stock option and (b) the $100,000 Exercise Limitation shall not apply if the Option no longer qualified as an Incentive Stock Option as a result of the failure of the Optionee to exercise the Option within the three (3) month period contained in Section 5 hereof.

         8. CHANGE OF CONTROL. In the event of a "change in control" as defined in the Plan and as determined by the Committee, the Optionee shall have the immediate right and option (notwithstanding the provisions of Section 4 hereof) to exercise the Option with respect to all Shares covered by the Option.

         9. EXERCISE OF OPTION. The Option may be exercised by delivery to the Secretary of the Company at its principal office, 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258, of a completed Notice of Exercise of Option (obtainable from the Secretary of the Company) setting forth the number of Shares with respect to which the Option is being exercised, together with either a certified or cashier's check payable to the Company or certificates for RPM, Inc. Common Shares, without par value, properly endorsed for transfer, or a combination thereof, in the amount of the total purchase price of such Shares.

         10. ISSUANCE OF SHARE CERTIFICATES. Upon receipt by the Company prior to expiration of the Option of a duly completed Notice of Exercise of Option accompanied by a certified or cashier's check, or properly endorsed certificates for RPM, Inc. Common Shares, without par value, as provided in Section 9 hereof, in full payment for the Shares being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to Section 6 hereof by the Personal Representative, accompanied in addition by proof satisfactory to the Committee of the right of the Personal Representative to exercise the Option), the Company shall cause to be mailed or otherwise delivered to the Optionee or the Personal Representative, as the case may be, within thirty (30) days of such receipt, a certificate or certificates for the number of Shares so purchased. The Optionee or the Personal Representative shall not have any of the rights of a shareholder with respect to the Shares covered by the Option unless and until one or more certificates representing such Shares shall be issued to the Optionee or the Personal Representative.

         11. SUCCESSORS IN INTEREST, ETC. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and the heirs, estate, and Personal Representatives of the Optionee. The Option shall not be transferable other than by Will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee or his guardian or legal representative. A deceased Optionee's Personal Representative shall act in the place and stead of the deceased Optionee with respect to exercising an Option or taking any other action pursuant to this Agreement.

         12. PROVISIONS OF PLAN CONTROL. This Agreement is subject to all of the terms, conditions, and provisions of the Plan, as amended from time to time, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and in effect from time to time. A copy of the Plan is attached hereto as Exhibit "A" and is incorporated herein by reference. In the event and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

         13. NO LIABILITY UPON DISTRIBUTION OF SHARES. The liability of the Company under this Agreement and any distribution of Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of this Agreement shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with this Agreement.

         14. WITHHOLDING. The Optionee agrees that the Company may make appropriate provision for tax withholding with respect to the transactions contemplated by this Agreement including such withholding as may be appropriate with respect to any disqualifying disposition of an Incentive Stock Option.

         15. NOTICE OF DISQUALIFYING DISPOSITION. Optionee agrees that if he should dispose of any Shares acquired upon the exercise of an Incentive Stock Option, including a disposition by sale, exchange, gift or transfer of legal title within two (2) years after the date such Option was granted to the Optionee or within one (1) year after the transfer of such Shares to the Optionee upon the exercise of such Option, the Optionee shall notify the Company within three (3) days after such disposition.

         16. CAPTIONS. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

         17. NUMBER. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context shall require.

         18. GENDER. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

         19. INVESTMENT REPRESENTATION. Optionee hereby represents and warrants that any Shares which he may acquire by virtue of the exercise of the Option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the Shares which are subject to the Option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to the Company an opinion of counsel satisfactory to the Company to the effect that the offer or sale of the Shares which are subject to the Option may lawfully be made without registration under the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                             RPM, INC.

                                                        ("Company")

                                             By
                                                --------------------------------
                                             Its


                                             -----------------------------------
                                             -----------------------------------

                                                       ("Optionee")

                                   RPM, INC.

                      1996 KEY EMPLOYEES STOCK OPTION PLAN

     RPM, Inc. hereby adopts a stock option plan for the benefit of certain persons and subject to the terms and provisions set forth below.

     1. DEFINITIONS. The following terms shall have the meanings set forth below whenever used in this instrument:

      (a) The word "Board" shall mean the Board of Directors of the Company.

      (b) The word "Code" shall mean the United States Internal Revenue Code of 1986, as amended, or successor provisions of future United States revenue laws (Title 26 of the United States Code).

      (c) The word "Committee" shall mean the Compensation Committee appointed by the Board.

      (d) The words "Common Shares" shall mean the Common Shares, without par value, of the
          Company.

      (e) The word "Company" shall mean RPM, Inc., an Ohio corporation, and any successor thereto which shall maintain this Plan.

      (f) The word "Disability" shall mean the Optionee's inability to engage in substantial gainful activity for the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee pursuant to written certification of such Disability from a physician acceptable to the Committee.

      (g) The words "Incentive Stock Option" shall mean any option which qualifies as an
          Incentive Stock Option under terms of Section 422 of the Code.

      (h) The words "Key Employee" shall mean any person who is an executive officer or other valuable managerial or other employee of either the Company or any Subsidiary.

      (i) The word "Optionee" shall mean any Key Employee to whom a stock option has been granted pursuant to this Plan.

      (j) The word "Plan" shall mean this instrument, the RPM, Inc. 1996 Key Employees Stock
          Option Plan, as it is originally adopted and as it may be amended hereafter.

      (k) The word "Subsidiary" shall mean any domestic or foreign corporation at least 50%
          of the common stock of which is owned directly or indirectly by the Company.

      (l) The words "Substantial Shareholder" shall mean any employee who owns directly and through attribution more than 10% of the total combined voting power of all classes of stock of either the Company or any Subsidiary. Ownership shall be determined in accordance with Section 424(d) of the Code and lawful applicable regulations.

     2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide Key Employees of the Company and its Subsidiaries with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such persons acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, then the incentive of such persons to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to such Key Employees as may be selected to participate in the Plan options to purchase Common Shares on the terms and subject to the conditions set forth in the Plan. Key Employees may be granted either Incentive Stock Options or nonqualified stock options.

     3. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective on August 15, 1996 subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company entitled to vote thereon represented in person or by proxy at a meeting of shareholders. In the event that such shareholder approval has not occurred on or before August 15, 1997, the Plan and any options granted hereunder shall be null and void. If, however, the Plan is so approved, subject to the provisions of Section 8, no further shareholder approval shall be required with respect to the granting of any options pursuant to the Plan.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The Committee shall consist of no fewer than three (3) members, who shall be designated by and be members of the Board. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any amendment of or successor to such Rule as may be in effect from time to time and an "outside director" within the meaning of Section 162(m) of the Code or any amendment of or successor to such provision as may be in effect from time to time. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have full and final authority in its absolute discretion:

      (a) To select the Key Employees to whom options will be granted;

      (b) To determine the number of Common Shares subject to any option;

      (c) To determine the time or times when options will be granted;

      (d) To determine the option price of Common Shares subject to an option;

      (e) To determine the time or times when each option may be exercised and the duration of the exercise period;

      (f) To determine at the time of grant of an option whether and to what extent such option is an Incentive Stock Option under Section 422 of the Code and regulations thereunder as the same or any successor statute or regulations may at the time be in effect;

      (g) To determine whether stock appreciation rights shall be made part of any option grant pursuant to Section 9 hereof, the method of valuing the stock appreciation rights and whether the stock appreciation rights may be exercised in lieu of or in addition to the related option;

      (h) To prescribe the form of the option agreements governing the options which are granted under the Plan and to set the provisions of such option agreements as the
          Committee may deem necessary or desirable provided such provisions are not contrary to the terms and conditions of either the Plan or, where the option is an Incentive
          Stock Option, Section 422 of the Code and regulations thereunder as the same or any successor statute or regulations may at the time be in effect;

      (i) To adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

      (j) To construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all Optionees under the Plan and upon any person claiming under or through such an Optionee. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

     5. PERSONS ELIGIBLE FOR OPTIONS. Subject to the restrictions herein contained, options may be granted from time to time in the discretion of the Committee only to such Key Employees, as designated by the Committee, whose initiative and efforts contribute or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. Notwithstanding the preceding sentence, a Key Employee who renounces in writing any right he or she may have to receive stock options under the Plan shall not be eligible to receive any stock options under the Plan. No option shall be granted to any Key Employee during any period of time when he or she is on leave of absence. The Committee may grant more than one option, with or without stock appreciation rights, to the same Key Employee.

     6. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 9 concerning payment for stock appreciation rights in Common Shares and subject to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of Common Shares for which options may be granted under the Plan shall be Three Million Six Hundred Thousand (3,600,000) Common Shares. The maximum number of Common Shares for which options may be granted under the Plan to any one person shall be Five Hundred Thousand (500,000) Common Shares. Either treasury or authorized and unissued Common Shares, or both, in such amounts, within the maximum limits of the Plan, as the Committee shall from time to time determine, may be so issued. All Common Shares which are the subject of any lapsed, expired or terminated options shall not thereafter be available for reoffering under the Plan. If an option granted under this Plan is exercised pursuant to the terms and conditions determined by the Committee under Subsection 7(d), any Common Shares which are the subject thereof shall not thereafter be available for reoffering under the Plan to any Key Employee. If a stock appreciation right is granted in conjunction with an option pursuant to Section 9, and if the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in lieu of exercise of the options, and the stock appreciation right is thereafter exercised in whole or in part, then the option or the portion thereof with respect to which the stock appreciation right was exercised shall be deemed to have been exercised and shall not thereafter be available for reoffering under the Plan.

     In the event that subsequent to the date of effectiveness of the Plan, the outstanding Common Shares are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change (including, without limitation, any transaction described in Section 424(a) of the Code) or a special dividend or other distribution to the Company's shareholders, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each Common Share subject to an unexercised option granted under the Plan and each Common Share available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding Common Share shall be exchanged, (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to options, the provisions of the Plan, and option agreements as may be appropriate or equitable, in order to prevent dilution or enlargement of option rights and in compliance with the provisions of Section 424(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee. Any such adjustment may, in the discretion of the Committee, provide for the elimination of fractional shares.

     7. OPTION PROVISIONS.

     (a) Option Price. The option price per Common Share which is the subject of an Incentive Stock Option under the Plan shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the fair market value of a Common Share at the close of business on the date the Incentive Stock Option is granted; provided, however, that if a Key Employee to whom an Incentive Stock Option is granted is at the time of the grant a Substantial Shareholder, the option price per Common Share shall be determined by the Committee but shall never be less than one hundred ten percent (110%) of the fair market value of a Common Share on the date the option is granted. The option price per Common Share under each option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Committee at the time of grant, and may be above or below the fair market value of a Common Share on the date the option is granted. Such fair market value shall be determined in accordance with procedures to be established by the Committee. The date on which the Committee approves the granting of an option shall be deemed for all purposes hereunder the date on which the option is granted.

     (b) Period of Option. The Committee shall determine when each option is to expire but no option shall be exercisable after ten (10) years have elapsed from the date upon which the option is granted. Each option shall be subject to earlier termination as provided in Subsection 7(e) hereunder.

     (c) Limitation on Exercise and Transfer of Option. Except as otherwise provided in the event of an Optionee's death, only the Optionee may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Optionee may exercise an option on behalf of the Optionee. No option granted hereunder shall be transferable other than (i) by the Last

Will and Testament of the Optionee or, if the Optionee dies intestate, by the applicable laws of descent and distribution, or (ii) to the extent approved by the Committee, pursuant to a qualified domestic relations order as defined by the Code or the rules thereunder. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

     (d) Conditions Governing Exercise of Option. The Committee may, in its absolute discretion, either require that, prior to the exercise of any option granted hereunder, the Optionee shall have been an employee for a specified period of time after the date such option was granted, or make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions or conditions with respect to the right to exercise and the time and method of exercise as shall be prescribed by the Committee. Upon satisfaction of any such conditions, the option may be exercised in whole or in part at any time during the option period, but this right of exercise shall be limited to whole shares, unless the Committee shall otherwise provide. Options shall be exercised by the Optionee (i) giving written notice to the Secretary of the Company at its principal office of the Optionee's exercise of the option and the number of shares with respect to which the option is being exercised, accompanied by full payment of the purchase price either in cash or, with the consent of the Committee, in whole or in part in Common Shares having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made, and (ii) making appropriate arrangements with the Company with respect to income tax withholding, as required, which arrangements may include, in lieu of other withholding arrangements, (a) the Company withholding from issuance to the Optionee such number of Common Shares otherwise issuable upon exercise of the option as the Company and the Optionee may agree; provided that such Optionee, if subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision, has had on file with the Committee, for at least six (6) months prior thereto, an effective standing election to satisfy said Optionee's tax withholding obligations in such a fashion, which election form by its terms shall not be revocable or amendable for at least six (6) months, or (b) with the consent of the Committee, the Optionee's delivery to the Company of Common Shares having a fair market value on the date the option is exercised equal to that portion of the withholding obligation for which payment in cash is not made. Such notice shall be deemed delivered when deposited in the mails. Notwithstanding anything in the foregoing to the contrary, in the event of a "change in control" the Committee shall have the authority and power: (i) to cause all outstanding options to be immediately exercisable notwithstanding any vesting limitation otherwise previously imposed on such options; and (ii) to accelerate the termination date of all such options. Thereafter, upon such determination, an Optionee may exercise any and all outstanding options (in whole or in part), whether or not such options are by their terms fully exercisable at such time, and the Committee may authorize the acceptance of the surrender of the right to exercise such option or any portion thereof, but in no event after the expiration of the term of the option. The term "change in control" shall include, but not be limited to: (i) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's Common Shares or of any class or any securities convertible into such Common Shares; (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of twenty percent (20%) or more of the Company's Common Shares calculated as provided in paragraph (d) of said Rule 13d-3; (iii) the date of approval by shareholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which capital stock, or any class or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of common stock of all classes of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by shareholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall, in its sole and absolute discretion, deem to be a "change in control." The manner of application and interpretation of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion.

     (e) Termination of Employment, Etc. If an Optionee ceases to be an employee of the Company or its Subsidiaries, his or her option shall, unless otherwise provided for by an action of the Committee or in the option agreement between the Optionee and the Company, terminate on the date he or she ceases to be an employee and neither he nor she nor any other person shall have any rights after the date he or she ceases to be an employee to exercise all or any part of the option. An Optionee's employment shall not be deemed to have terminated while he or she is on a temporary military, sick or other bona fide leave of absence from the Company or a Subsidiary approved in writing by the Company, such as a leave of absence as is described in Section 1.421-7(h) of the Federal Income Tax Regulations or any lawful successor regulations thereto; provided, however, that the Committee may impose such terms and conditions with respect to such leaves as it deems proper as are consistent with such regulations. If the stock option is an Incentive Stock Option, no option agreement shall:

           (i) permit any Optionee to exercise any Incentive Stock Option more than three (3) months after the date the Optionee ceased to be an employee of the Company and all Subsidiaries (but not beyond the original term of the option) if the reason for the Optionee's cessation as an employee was other than his or her death or his or her Disability; or

           (ii) permit any Optionee to exercise any Incentive Stock Option more than one (1) year after the date the Optionee ceased to be an employee of the Company and all Subsidiaries (but not beyond the original term of the option) if the reason for the Optionee's cessation as an employee was the Optionee's Disability; or

          (iii) permit any person to exercise any Incentive Stock Option more than one (1) year after the date the Optionee ceased to be an employee of the Company and all Subsidiaries (but not beyond the original term of the option) if either (A) the reason for the Optionee's cessation as an employee was his or her death or (B) the Optionee died within three (3) months after ceasing to be an employee of the Company and all Subsidiaries.

If any option is by the terms of the option agreement exercisable following the Optionee's death, then such option shall be exercisable by the Optionee's estate, or the person designated in the Optionee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

     (f) Limitations on Grant of Incentive Stock Options. During the calendar year in which any Incentive Stock Options granted by the Company or any Subsidiary first become exercisable by any Optionee, the aggregate fair market value of the Common Shares which are subject to such Incentive Stock Options (determined as of the date the Incentive Stock Options were granted) shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00). Options which are not designated as Incentive Stock Options shall not be subject to the limitation described in the preceding sentence and shall not be counted when applying such limitation.

     (g) Prohibition of Alternative Options. It is intended that Key Employees may be granted, simultaneously or from time to time, Incentive Stock Options or other stock options, but no Key Employees shall be granted alternative rights in Incentive Stock Options and other stock options so as to prevent options granted as Incentive Stock Options under the Plan from qualifying as such within the meaning of Section 422 of the Code.

     (h) Waiver by Committee of Conditions Governing Exercise of Option. The Committee may, in its sole discretion, waive any restrictions or conditions set forth in an option agreement concerning an Optionee's right to exercise any option and/or the time and method of exercise.

     8. AMENDMENTS TO THE PLAN. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's shareholders, shall any action of the Committee or the Board result in:

      (a) Amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

      (b) Increasing or decreasing, except as provided in Section 6 hereof, the maximum number of shares for which options may be granted;

      (c) Decreasing the minimum option price per share at which certain options may be granted under the Plan, as provided in Section 7(a) hereof;

      (d) Extending either the maximum period during which an option is exercisable as provided in Section 7(b) hereof or the date on which the Plan shall terminate as provided in Section 12 hereof;

      (e) Changing the requirements relating to the Committee; or

      (f) Making any other change, without the Optionee's consent, which would cause any option granted under the Plan as an Incentive Stock Option not to qualify as an
          Incentive Stock Option within the meaning of Section 422 of the Code;

except as necessary to conform the Plan and the option agreements to changes in the Code or other governing law. No option may be granted during any suspension of this Plan or after this Plan has terminated and no amendment, suspension or termination shall, without the Optionee's consent, alter or impair any of the rights or obligations under an option theretofore granted to such Optionee under this Plan.

     9. STOCK APPRECIATION RIGHTS. The Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Optionee shall have the right with respect to all or a portion of the options granted to him or her to elect to surrender such options in exchange for the consideration set forth in this Section 9 in lieu of exercising such options. Alternatively, the Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Optionee shall have the right with respect to all or a portion of the options granted to him or her to receive the consideration set forth in this Section 9 upon exercising such options in addition to any Common Shares purchased upon exercise thereof. Stock appreciation rights must be specifically granted by the Committee; provided, however, the Committee shall have no authority to grant stock appreciation rights except in connection with the grant of a stock option pursuant to the Plan, and no Optionee shall be entitled to such rights solely as a result of the grant of an option to him or her. Stock appreciation rights, if granted, may be exercised either with respect to all or a portion of the option to which they relate. Stock appreciation rights shall not be transferable separate from the option with respect to which they were granted and shall be subject to all of the restrictions on transfer applicable to the said options. Stock appreciation rights shall be exercisable only at such times and by such persons as are specified in the option agreement governing the stock option with respect to which the stock appreciation rights were granted. A stock appreciation right shall provide that an Optionee shall have the right to receive a percentage, not greater than One Hundred Percent (100%), of the excess over the option price, if any, of the fair market value of the Common Shares covered by the option, as determined by the Committee as of the date of exercise of the stock appreciation right, in the manner provided for herein. Such amount shall be payable in one or more of the following manners, as shall be determined by the Committee:

          (a) in cash;

          (b) in Common Shares having a fair market value equal to such amount;
     or

          (c) in a combination of cash and Common Shares.

Any payment made pursuant to this Section 9, whether in cash or in Common Shares, shall thereby reduce the number of shares available for the grant of options under this Plan.

     In no event may any Optionee exercise any stock appreciation rights granted hereunder unless such Optionee is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate. If the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in lieu of exercise of the option, then (i) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate shall be cancelled, and (ii) upon the exercise of the option or that portion thereof to which the stock appreciation rights relate, the stock appreciation rights shall be cancelled, and the option agreement governing such option shall be deemed amended as appropriate without any further action by the Committee or the Optionee. If the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in addition to exercise of the option, then (i) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate shall be deemed exercised, and (ii) upon the exercise of the option, the stock appreciation rights corresponding thereto shall be deemed exercised to the extent the option is exercised. The terms of any stock appreciation rights granted hereunder shall be incorporated into the option agreement which governs the option with respect to which the stock appreciation rights are granted, and shall be on such terms as the Committee shall prescribe which are not inconsistent with this Plan. The granting of an option or stock appreciation right shall impose no obligation upon the Optionee to exercise such option or right. The Company's obligation to satisfy stock appreciation rights shall not be funded or secured in any manner.

     10. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The Committee may condition its grant of any option hereunder upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

             "Optionee agrees that any Common Shares of RPM, Inc. which Optionee may acquire by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the Common Shares of RPM, Inc. which are subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event RPM, Inc. is otherwise satisfied that the offer or sale of the Common Shares of RPM, Inc. which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended."

The Company shall not be required to issue any certificates for Common Shares upon the exercise of an option or a stock appreciation right granted under the Plan prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable,
(ii) the admission of such Common Shares to listing on any national securities exchange on which the Common Shares may be listed, (iii) completion of any registration or other qualification of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable and (iv) obtaining an investment representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

     11. GENERAL PROVISIONS.

     (a) Option Agreements Need Not Be Identical. The form and substance of option agreements and grants of stock appreciation rights, whether granted at the same or different times, need not be identical.

     (b) No Right To Be Employed, Etc. Nothing in the Plan or in any option agreement shall confer upon any Optionee any right to continue as an employee of the Company or a Subsidiary, or to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit either the right of the Company or a Subsidiary to terminate the Optionee's employment at any time or the right of the shareholders of the Company to remove him or her as a member of the Board, with or without cause.

     (c) Optionee Does Not Have Rights Of Shareholder. Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a shareholder as a result of the grant of an option until such time as Common Shares are actually issued to such Optionee pursuant to the exercise of an option or stock appreciation right.

     (d) Successors In Interest. The Plan shall be binding upon the successors and assigns of the Company.

     (e) No Liability Upon Distribution Of Shares. The liability of the Company under the Plan and any distribution of Common Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any Federal, state, or local tax authority and/or any securities regulatory authority.

     (f) Taxes. Appropriate provisions shall be made for all taxes required to be withheld and/or paid in connection with the options or the exercise thereof, and the transfer of Common Shares pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether Federal, state or local and whether domestic or foreign.

     (g) Use Of Proceeds. The cash proceeds received by the Company from the issuance of Common Shares pursuant to the Plan will be used for general corporate purposes, or in such other manner as the Board deems appropriate.

     (h) Expenses. The expenses of administering the Plan shall be borne by the Company.

     (i) Captions. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

     (j) Number. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

     (k) Gender. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

     12. TERMINATION OF THE PLAN. The Plan shall terminate on August 15, 2006, and thereafter no options shall be granted under the Plan. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms of the option agreements governing such options and the terms and conditions of the Plan.

     13. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio and any applicable federal law.

     14. VENUE. The venue of any claim brought hereunder by a Key Employee shall be Cleveland, Ohio.

     15. CHANGES IN GOVERNING RULES AND REGULATIONS. All references herein to the Code or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.